Retirement Plans - Summary of Expected Benefit Payments (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Defined Benefit Plan Estimated Future Benefit Payments [Abstract]
2020	$ 204
2021	246
2022	314
2023	375
2024	416
2025 through 2029	480
Total	$ 2,035